UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 26, 2026

USCB Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-41196	87-4070846
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2301 N.W. 87th Avenue, Doral, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 715-5200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	USCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item	5.07	Submission of Matters to a Vote of Security Holders

	(a)	An Annual Meeting of Shareholders (the “Annual Meeting”) of USCB Financial Holdings Inc. (the “Company”) was held on May 26, 2026.

	(b)
There were 18,257,400 shares of Class A common stock, par value $1.00 per share, of the Company issued and outstanding and eligible to be voted at the Annual Meeting and 16,182,501 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the votes for each proposal were as follows:

1.	Election of directors for a one-year term ending in 2027 and until their successors are elected and qualified:

	For	Withheld	Broker Non-votes
Ramon Abadin	13,602,037	1,812,579	767,885
Luis de la Aguilera	15,253,267	161,349	767,885
Maria C. Alonso	15,240,080	174,536	767,885
Howard P. Feinglass	15,229,122	185,494	767,885
Bernardo Fernandez, M.D.	15,319,826	94,790	767,885
Robert E. Kafafian	15,323,656	90,960	767,885
Aida Levitan, Ph.D.	15,087,753	326,863	767,885
Ramon A. Rodriguez	15,322,858	91,758	767,885
Ramon M. Rodriguez	15,320,169	94,447	767,885

2.	To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
16,042,785	135,886	3,830	0

(c)	Not applicable.

(d)	Not applicable.

Item	8.01	Other Events.

On May 27, 2026, the Company announced that Raymond “Ray” M. Rodriguez was elected to the Board of Directors of the Company at the Annual Meeting. The press release announcing the election of Mr. Rodriguez to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.

Item	9.01	Financial Statements and Exhibits

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated May 27, 2026
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCB FINANCIAL HOLDINGS, INC.

	By:	/s/ Robert Anderson
	Name:	Robert Anderson
	Title:	Chief Financial Officer

Date: May 27, 2026

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